UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2020

CF FINANCE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38759	47-3806343
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and three-quarters of one redeemable warrant	CFFAU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	CFFA	The Nasdaq Stock Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	CFFAW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 3, 2020, CF Finance Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with its previously announced business combination (the “Business Combination”) with GCM Grosvenor, Inc., a Delaware corporation (“GCM Pubco”), pursuant to that certain Transaction Agreement, dated as of August 2, 2020 (the “Transaction Agreement”), by and among the Company, CF Finance Intermediate Acquisition, LLC, a Delaware limited liability company, CF Finance Holdings, LLC, a Delaware limited liability company (the “Sponsor”), Grosvenor Capital Management Holdings, LLLP, an Illinois limited liability limited partnership (“Grosvenor Capital”), Grosvenor Holdings, L.L.C., an Illinois limited liability company, GCM Grosvenor Management, LLC, a Delaware limited liability company, Grosvenor Holdings II, L.L.C., a Delaware limited liability company, GCMH GP, L.L.C., a Delaware limited liability company, GCM V, LLC, a Delaware limited liability company (“GCM V”), and GCM PubCo.

At the Special Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the proxy statement filed by the Company with the Securities and Exchange Commission (“SEC”) on October 15, 2020 (the “Proxy Statement”).   At the Special Meeting, there were 25,421,717 shares voted by proxy or in person, and each of the proposals was approved by the stockholders.

The final voting results for each matter submitted to a vote of the stockholders at the Special Meeting are as follows:

Proposal No. 1 — The Business Combination Proposal — To consider and vote upon a proposal to (a) approve and adopt the Transaction Agreement, pursuant to which, among other transactions, the Company will merge with and into GCM PubCo, upon which the separate corporate existence of the Company will cease and GCM PubCo will become the surviving corporation (the “Merger”), and (b) approve such Merger and the other transactions contemplated by the Transaction Agreement.

FOR	AGAINST	ABSTENTIONS
24,796,511	625,206	0

Proposal No. 2 — Organizational Documents Proposal A — To authorize the change in the authorized capital stock of the Company from 100,000,000 shares of Class A common stock, par value $0.0001 per share (the “CFAC Class A common stock”), 10,000,000 shares of Class B common stock, par value $0.0001 per share (the “CFAC Class B common stock”), and 1,000,000 preferred shares, par value $0.0001 per share, to 700,000,000 shares of Class A common stock, par value $0.0001 per share, of GCM PubCo (the “GCM Class A common stock”), 500,000,000 shares of Class B common stock, par value $0.0001 per share, of GCM PubCo (the “GCM Class B common stock”), 300,000,000 shares of Class C common stock, par value $0.0001 per share, of GCM PubCo (the “GCM Class C common stock”), and 100,000,000 shares of preferred stock, par value $0.0001 per share, of GCM PubCo.

FOR	AGAINST	ABSTENTIONS
24,795,065	626,643	9

Proposal No. 3 — Organizational Documents Proposal B — To authorize that holders of shares of GCM Class A common stock will be entitled to cast one vote per share of GCM Class A common stock and holders of shares of GCM Class C common stock will, (1) prior to the Sunset Date (as defined in the Proxy Statement), be entitled to cast the lesser of (x) 10 votes per share and (y) the Class C Share Voting Amount (as defined in the Proxy Statement) and (2) from and after the Sunset Date, be entitled to cast one vote per share, as opposed to each share of CFAC Class A common stock and CFAC Class B common stock being entitled to one vote per share on each matter properly submitted to the Company’s stockholders entitled to vote.

FOR	AGAINST	ABSTENTIONS
24,739,449	682,268	0

Proposal No. 4 — Organizational Documents Proposal C — To authorize that certain provisions of the certificate of incorporation of GCM PubCo and certain provisions of the bylaws of GCM PubCo, in each case, will be subject to the Stockholders’ Agreement (as defined in the Proxy Statement).

FOR	AGAINST	ABSTENTIONS
24,796,420	625,297	0

Proposal No. 5 — Organizational Documents Proposal D — To authorize all other changes in connection with the replacement of CFAC’s amended and restated certificate of incorporation and bylaws with GCM PubCo’s amended and restated certificate of incorporation and bylaws as part of the Merger.

FOR	AGAINST	ABSTENTIONS
24,796,411	625,297	9

Proposal No. 6 — The Nasdaq Proposal — To consider and vote upon a proposal to approve, for purposes of complying with applicable listing rules of The Nasdaq Capital Market, the issuance and sale of (a) 3,500,000 shares of GCM Class A common stock and 1,500,000 GCM PubCo private placement warrants to the Sponsor, (b) 19,500,000 shares of GCM Class A common stock to certain third-party investors and (c) a number of shares of GCM Class C common stock to GCM V equal to the GCM V Class C Allocation (as defined in the Proxy Statement).

FOR	AGAINST	ABSTENTIONS
24,796,390	625,318	9

Proposal No. 7 — The 2020 Plan Proposal — To consider and vote upon a proposal to approve and adopt the CF Finance Acquisition Corp. 2020 Incentive Award Plan and material terms thereunder.

FOR	AGAINST	ABSTENTIONS
24,796,299	625,408	10

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

A total of 9,469,978 shares of common stock were presented for redemption in connection with the Special Meeting. There will be approximately $120.4 million remaining in the trust account following redemptions.

In light of receipt of the requisite approvals by the Company’s stockholders described above, the parties are proceeding to complete the Business Combination, which the Company expects to be completed in the near term upon the satisfaction of the conditions to the consummation of the proposed transactions (the “Transactions”), including the receipt of certain regulatory approvals.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Transactions between GCM PubCo and the Company, including statements regarding the anticipated timing of the Transactions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, (ii) the risk that the Transactions may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company, (iii) the failure to satisfy the conditions to the consummation of the Transactions, the satisfaction of the minimum trust account amount following redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, (v) the effect of the announcement or pendency of the Transactions on Grosvenor Capital’s business relationships, performance, and business generally, (vi) risks that the Transactions disrupt current plans of Grosvenor Capital and potential difficulties in Grosvenor Capital employee retention as a result of the Transactions, (vii) the outcome of any legal proceedings that may be instituted against GCM PubCo or against the Company related to the Transactions, (viii) the ability to maintain the listing of GCM PubCo’s stock on the Nasdaq Stock Market, (ix) volatility in the price of the Company’s securities, (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the Transactions, and identify and realize additional opportunities, and (x) the risk of downturns in the highly competitive asset management industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, the joint registration statement/proxy statement on Form S-4 discussed below and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GCM PubCo and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither GCM PubCo nor the Company gives any assurance that either GCM PubCo or the Company will achieve its expectations.

Additional Information and Where to Find It

This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company and GCM PubCo have filed a registration statement on Form S-4 that includes a joint proxy statement/prospectus. The proxy statement/prospectus has been sent to all the Company’s stockholders. The Company and GCM PubCo also will file other documents regarding the Transactions with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transactions as they become available because they will contain important information about the Transactions.

Investors and security holders may obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

The Company and GCM PubCo and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transactions. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Form S-4 registration statement filed by GCM PubCo that includes a joint proxy statement/prospectus. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Transactions may be obtained by reading the proxy statement/prospectus regarding the Transactions. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2020

CF FINANCE ACQUISITION CORP.

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman and Chief Executive Officer

[Signature page to CF Finance Acquisition Corp. Form 8-K – November 3, 2020]